Filed Pursuant to Rule 497

Registration File No. 333-223112

FLAT ROCK OPPORTUNITY FUND

SUPPLEMENT NO. 1 DATED NOVEMBER 1, 2019

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED APRIL 30, 2019

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated April 30, 2019, relating to the Fund’s offering of up to $100,000,000 in Common Shares of Beneficial Interest (“Shares”). Terms used and not otherwise defined in this Supplement No. 1 shall have the same meanings as set forth in the Fund’s prospectus. The purpose of this Supplement No. 1 is to disclose the terms of a Fee Waiver Agreement adopted by Flat Rock Global, LLC, the Fund’s investment adviser (the “Adviser”).

Fee Waiver Agreement

On October 15, 2019, the Adviser adopted a Fee Waiver Agreement (the “Waiver Agreement”) in order to document the Adviser’s historical practice of waiving a portion of its accrued incentive fees. Pursuant to the Waiver Agreement, the Adviser has agreed to waive any and all incentive fees payable to it under the Investment Advisory Agreement, to the extent that the pre-incentive fee net investment income is less than or equal to a quarterly return of 2.00% on adjusted capital. Any incentive fees waived pursuant to this Waiver Agreement are not eligible for recoupment by the Adviser at any time.

The Adviser, subject to the duly obtained approval of the Board, proposes to amend the Investment Advisory Agreement to increase the “hurdle rate” (expressed as a rate of return on the Fund’s “adjusted capital”) to 2.00% per quarter, or 8.00% annualized (the “Amendment”) from the current level of 1.75% per quarter, or 7.00% annualized. An increase in the hurdle rate has the effect of reducing the incentive fees payable to the Adviser for a given rate of return. The Amendment will be presented to the Board at its next regular in-person meeting. The Waiver Agreement is structured to produce the same effect as the Amendment during the interim period until the Amendment is considered by the Board. The Waiver Agreement is effective as of October 15, 2019 and will terminate upon the Board’s consideration of the Amendment, regardless of approval.

PROSPECTUS

The section “Prospectus Summary” is supplemented as follows:

In the section “Management and Incentive Fees,” the following sentence is removed, “See ‘Management of the Fund – Investment Adviser’ for additional information concerning fees paid to our Adviser,” and replaced with the following:

The Adviser has agreed to waive any and all incentive fees payable under the Investment Advisory Agreement to the extent that pre-incentive fee net investment income is less than or equal to a quarterly return of 2.00% on adjusted capital (the “Waiver Agreement”). Any incentive fees waived pursuant to this Waiver Agreement are not eligible for recoupment by the Adviser at any time. The Waiver Agreement is effective as of October 15, 2019 and will remain in effect until an amendment to the Investment Advisory Agreement that revises Adviser’s incentive fee structure is considered by the Board at its next in-person meeting.

See “Management of the Fund – Investment Advisory Agreement” for additional information concerning fees paid to, and waived by, our Adviser.

The sections “Fees and Fund Expenses” and “Example” are replaced in their entirety as follows:

FEES AND FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The information in the table below includes the fees and expenses expected to be incurred during the twelve months following the effectiveness of this offering.

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	None
Contingent Deferred Sales Charge	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.38%
Incentive Fees (15% of investment income)	1.68%
Interest Payments on Borrowed Funds	0.00%
Other Expenses	0.92%
Distribution Fee	None
Shareholder Servicing Fee	None
Acquired Fund Fees and Expenses	None
Total Annual Expenses	3.98%

(1)	The shares are not subject to a contingent deferred sales charge.
(2)	The amounts shown in the table assume that the Fund sells $50.0 million worth of its shares of beneficial interest ratably during the following twelve months, resulting in average net assets of $65.0 million, and that the Fund does not borrow any funds during such period. Actual expenses will depend on the number of shares the Fund sells in this offering and the amount of leverage it employs.
(3)	The SEC requires that the “management fees” percentage be shown as a percentage of net assets attributable to common shareholders, rather than total assets, including assets that have been funded with borrowed monies because common shareholders bear all of this cost. The management fee in the table above assumes no borrowings to fund investments at the end of the following twelve months.
(4)	The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.00%, subject to a “catch-up” feature. The Adviser has agreed to waive any and all incentive fees payable under the Investment Advisory Agreement to the extent that pre-incentive fee net investment income is less than or equal to a quarterly return of 2.00% on adjusted capital (the “Waiver Agreement”). Any incentive fees waived pursuant to this Waiver Agreement are not eligible for recoupment by the Adviser at any time. The Waiver Agreement is effective as of October 15, 2019 and will remain in effect until an amendment to the Investment Advisory Agreement that revises Adviser’s incentive fee structure is considered by the Board at its next in person meeting. The impact of the Waiver Agreement is not reflected in the table, since the Fund has historically exceeded the 2.00% quarterly return and has been able earn incentive fees through the “catch-up” provision in the Investment Advisory Agreement. See “Management of the Fund — Investment Advisory Agreement” for a full explanation of how the Incentive Fee is calculated.
(5)	The Fund may borrow funds to make investments, including before it has fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities or issuing preferred stock, would be indirectly borne by its investors. The figure in the table assumes the Fund does not borrow any funds during such period as the Fund does not expect to incur any leverage during such period. The Fund does not plan to issue preferred stock during the following twelve months.
(6)	Other expenses include accounting, legal and auditing fees, reimbursement of the compensation for administrative personnel and fees payable to the Fund’s independent trustees. The amount shown in the Fees and Fund Expenses is based on estimated amounts for the current fiscal year.
(7)	The shares are not subject to a Distribution Fee or a Shareholder Servicing Fee.
(8)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. We believe that the amounts under this line item will be less than 1 basis point. Therefore, any such estimated amounts are included in other expenses.

EXAMPLE

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total expenses for the one-, three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Shares of Beneficial Interest	$40	$125	$220	$501

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST Systems, Inc., our transfer agent, currently $10.00. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.

The section “Management of the Fund – Investment Advisory Agreement” is supplemented as follows:

The following disclosure is added at the end of the “Investment Advisory Agreement” section and immediately preceding the “Portfolio Management” section:

The Adviser has agreed to waive any and all incentive fees payable under the Investment Advisory Agreement to the extent that pre-incentive fee net investment income is less than or equal to a quarterly return of 2.00% of adjusted capital (the “Waiver Agreement”). Any incentive fees waived pursuant to this Waiver Agreement are not eligible for recoupment by the Adviser at any time. The Waiver Agreement is effective as of October 15, 2019 and will remain in effect until an amendment to the Investment Advisory Agreement that revises Adviser’s incentive fee structure is considered by the Board at its next in person meeting.

STATEMENT OF ADDITIONAL INFORMATION

The section “Investment Advisory and Other Services – the Adviser” is supplemented as follows:

The following statement is added to the end of the section, immediately preceding the heading “Conflicts of Interest”:

The Adviser has agreed to waive any and all incentive fees payable under the Investment Advisory Agreement to the extent that pre-incentive fee net investment income is less than or equal to a quarterly return of 2.00% on adjusted capital (the “Waiver Agreement”). Any incentive fees waived pursuant to this Waiver Agreement are not eligible for recoupment by the Adviser at any time. The Waiver Agreement is effective as of October 15, 2019 and will remain in effect until an amendment to the Investment Advisory Agreement that revises Adviser’s incentive fee structure is considered by the Board at its next in person meeting.